UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2004

WITS BASIN PRECIOUS MINERALS INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota (State or Other Jurisdiction of Incorporation)	1-12401 (Commission File Number)	84-1236619 (IRS Employer Identification No.)

520 Marquette Avenue, Suite 900 Minneapolis, Minnesota (Address of Principal Executive Offices)	55402 (Zip Code)

612.349.5277
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On December 3, 2004, and December 10, 2004, Wits Basin Precious Minerals Inc. (the “Registrant”) completed private placements of units (the “Units”) of its securities, each Unit consisting of one share of the Registrant's common stock and a warrant to purchase one-half share of common stock at an exercise price of $0.25 per share. The warrants have an expiration date of December 31, 2006. The Registrant sold an aggregate of 8,450,000 units, resulting in gross proceeds of $845,000. There were no commissions paid in connection with the private placement. The offering was conducted as a private placement pursuant to the exemption from registration provided by Rule 506 of Regulation D under Section 4(2) of the Securities Act of 1933, as amended. The Company believes that the Investors are “accredited investors” as such term is defined in Rule 501(a) promulgated under the Securities Act. As of December 3, 2004, the Registrant had 33,901,612 shares of its $0.01 par value common stock issued and outstanding.

The Registrant agreed to file and cause to become effective a registration statement with the SEC within 60 days of the final closing date of the private placements, that registers the resale of the shares of common stock and the shares of common stock issuable upon exercise of the warrants. In the event an effective registration statement has not been completed within such time, the Registrant is required to reduce the exercise price of the one-half share warrant from $0.25 per share to $0.10 per share and further issue an additional one-half share warrant (the “Penalty Warrant”), with an exercise price of $0.10, for each Unit purchased.

The agreements regarding this transaction are filed as Exhibits 4.1, 10.1 and 10.2 to this current report on Form 8-K and are incorporated herein by reference.

This announcement does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any jurisdictions in which such an offer, solicitation or sale would be unlawful.

Item 9.01.   Financial Statements and Exhibits.

(c) Exhibits:

Exhibit	Description of Document

4.1	Form of Common Stock Purchase Warrant

10.1	Form of Subscription Agreement and Investment Representation.

10.2	Form of Supplement to Subscription Agreement and Investment Representation.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WITS BASIN PRECIOUS MINERALS INC.

Date: December 16, 2004	By:	/s/ Mark D. Dacko

Mark D. Dacko Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Document

4.1	Form of Common Stock Purchase Warrant

10.1	Form of Subscription Agreement and Investment Representation.

10.2	Form of Supplement to Subscription Agreement and Investment Representation.